UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — June 30, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|10

Semiannual report

Putnam VT International Value Fund*

*Prior to February 1, 2010, this fund was known as Putnam VT International Growth and Income Fund.

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Putnam Investments is pleased to provide this midyear report to shareholders of Putnam Variable Trust. For your benefit, and to help reduce Putnam’s environmental impact, you will now receive reports only for the funds you own. Information on other funds in Putnam Variable Trust is available on putnam.com.

A number of developments weighed on U.S. and global markets in recent months. European debt woes, hints of an economic slowdown in China, and skepticism over the durability of the U.S. recovery have caused unwelcome volatility. Compared with 2009’s sharp rebound, today’s investment environment requires a greater degree of investment skill, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach. It is important to recognize that volatility is not new to the markets. Patient investors know that these periods often present opportunities for market advances. With this in mind, we encourage you to focus on portfolio diversification and rely on the expertise of your financial advisor.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

As always, thank you for choosing Putnam.

Performance Summary (as of 6/30/10)

Investment objective
Capital growth with current income as its secondary objective

Net asset value June 30, 2010

Class IA: $7.40	Class IB: $7.33

Total return at net asset value
(as of 6/30/10)	Class IA shares*	Class IB shares†

6 months	–15.89%	–16.02%

1 year	3.58	3.37

5 years	–8.46	–9.65
Annualized	–1.75	–2.01

10 years	–0.72	–2.97
Annualized	–0.07	–0.30

Life	73.90	69.08
Annualized	4.19	3.97

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 6, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition will vary over time. Allocations are represented as a percentage of net assets. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 6/30/10 and may not reflect trades entered into on that date.

Putnam VT International Value Fund 1

Report from your fund’s manager

What was the market environment over the past six months, and how did the fund perform?

After the extremely strong stock market rally in 2009, investors pulled back somewhat in 2010. A number of events played into those fears, one of the chief among them being the crisis of confidence that emerged in Europe when Greece appeared unlikely to meet its debt obligations. Against this backdrop, for the six months ended June 30, 2010, Putnam VT International Value Fund’s class IA shares declined –15.89% at net asset value.

What changes did you make to the portfolio during the period?

Most of the changes to the portfolio were based on individual stock valuation rather than broad-based themes as ongoing volatility created a number of very attractive buying opportunities. From a sector perspective, we shifted slightly out of the consumer-facing sectors (both staples and discretionary) and moved some of the weight into later-cycle sectors such as health care and energy. From a regional perspective, we remained overweight Asia and underweight Europe, but incrementally reduced the size of those weightings.

Were there any sectors that had a notable impact on performance?

Financials and telecom provided strong relative performance in the first half of the year. Both the underweight to the sectors as well as the stock selection within the sectors helped drive performance. On the negative side, our consumer cyclicals holdings lagged the benchmark. Sovereign-debt issues in Europe cast doubt over the sustainability of the fragile economic recovery and hurt discretionary names in the first half of the year.

Which holdings contributed positively to performance?

Zurich Financial Services, a Swiss-based financial firm, was a strong contributor. The company not only has a very strong capital position and an impressive new management team in place, but also offered an attractive dividend yield and relatively predictable, stable growth in a period marked by volatility.

BCE is a full-service telecom provider in Canada. Aggressive cost cutting and a strong mix of businesses led the shares to outperform. Volatility in the markets has had less of an impact on the Canadian consumer and markets, and growth in the wireless and broadband markets has been strong.

Which holdings produced disappointing results?

As a classic play on the economic recovery, Nissan underperformed in the first half of the period. Concerns over the sustainability of the economic recovery caused many consumer-facing stocks to falter, and discretionary stocks such as Nissan bore the brunt of this move away from perceived risk.

Another underperformer was ArcelorMittal, the world’s largest producer of steel. Fears that global growth had begun to stall — particularly in China, the world’s largest and most important steel consumer — pushed the stock lower.

What is your outlook?

We do not believe that a double-dip recession is on the horizon, and think that fundamentals at the corporate level are actually relatively healthy. Most likely, we have entered the latter portion of a typical economic recovery, which tends to see a consolidation of gains and changes of leadership in the market. Sovereign risks are going to continue to temper enthusiasm in the short term, but we foresee more meaningful steps being taken by central banks in the coming months.

In the equity markets, we favor the later-stage cyclicals, and we view high-quality earnings, strong cash flow generation, and operating leverage as essential ingredients for stocks to succeed in 2010. For these reasons, we would expect stock selection to become essential as companies that continue to demonstrate the ability to meet higher expectations outperform.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. Value stocks may fail to rebound, and the market may not favor value-style investing. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Darren Jaroch is a CFA charterholder. He joined Putnam in 1999 and has been in the investment industry since 1996.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT International Value Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2010, to June 30, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/10		for the 6 months ended 6/30/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.20	$5.34	$4.61	$5.86

Ending
value (after
expenses)	$841.10	$839.80	$1,020.23	$1,018.99

Annualized
expense ratio	0.92%	1.17%	0.92%	1.17%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT International Value Fund 3

The fund’s portfolio 6/30/10 (Unaudited)

COMMON STOCKS (97.2%)*	Shares	Value

Airlines (1.4%)
Singapore Airlines, Ltd. (Singapore)	192,270	$1,994,254

		1,994,254
Automotive (3.5%)
Fiat SpA (Italy)	68,587	706,691

Nissan Motor Co., Ltd. (Japan) †	333,300	2,308,420

Porsche Automobil Holding SE
(Preference) (Germany)	13,776	588,350

Valeo SA (France) †	36,000	970,921

Volkswagen AG (Preference) (Germany)	5,208	456,473

		5,030,855
Banking (20.4%)
Australia & New Zealand Banking Group, Ltd.
(Australia)	86,502	1,558,429

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	54,382	561,673

Banco do Brasil SA (Brazil)	86,400	1,183,496

Banco Santander Central Hispano SA (Spain)	239,768	2,522,363

Barclays PLC (United Kingdom)	677,466	2,688,795

BNP Paribas SA (France)	34,549	1,846,836

China Construction Bank Corp. (China)	1,309,000	1,053,350

DBS Group Holdings, Ltd. (Singapore)	184,000	1,786,017

DnB NOR ASA (Norway)	162,044	1,561,330

HSBC Holdings PLC
(London Exchange) (United Kingdom)	503,308	4,596,766

Mitsubishi UFJ Financial Group, Inc. (Japan)	158,400	717,403

National Australia Bank, Ltd. (Australia)	34,355	665,973

National Bank of Canada (Canada) S	33,259	1,703,704

National Bank of Greece SA (Greece) †	36,425	397,348

Royal Bank of Canada (Canada)	21,235	1,012,855

Shinhan Financial Group Co., Ltd. (South Korea)	27,880	1,026,783

Societe Generale (France)	15,150	616,988

Sumitomo Mitsui Financial Group, Inc. (Japan)	41,200	1,162,053

Toronto-Dominion Bank (Canada)	39,715	2,577,300

		29,239,462
Beverage (1.1%)
Anheuser-Busch InBev NV (Belgium)	15,304	735,954

Britvic PLC (United Kingdom)	130,631	924,324

		1,660,278
Biotechnology (0.2%)
Sinovac Biotech, Ltd. (China) †	57,685	267,082

		267,082
Broadcasting (1.3%)
Gestevision Telecinco SA (Spain)	46,279	411,119

Mediaset SpA (Italy)	247,844	1,412,770

		1,823,889
Cable television (0.6%)
Kabel Deutschland Holding AG (Germany) †	31,161	885,122

		885,122
Chemicals (2.2%)
Agrium, Inc. (Canada)	11,827	578,582

BASF SE (Germany)	18,591	1,015,423

Lanxess AG (Germany)	18,720	789,852

Nitto Denko Corp. (Japan)	25,900	844,265

		3,228,122
Commercial and consumer services (1.6%)
Kloeckner & Co., AG (Germany) †	38,432	673,031

LG Corp. (South Korea)	29,436	1,578,668

		2,251,699
Computers (1.4%)
Fujitsu, Ltd. (Japan)	314,000	1,970,890

		1,970,890

COMMON STOCKS (97.2%)* cont.	Shares	Value

Conglomerates (3.4%)
Mitsui & Co., Ltd. (Japan)	137,600	$1,616,228

Noble Group, Ltd. (Hong Kong)	740,727	895,382

Tyco International, Ltd.	50,131	1,766,115

Vivendi SA (France)	27,022	547,304

		4,825,029
Construction (0.8%)
HeidelbergCement AG (Germany)	24,811	1,183,114

		1,183,114
Consumer goods (1.5%)
Henkel AG & Co. KGaA (Germany)	20,478	997,352

Reckitt Benckiser Group PLC (United Kingdom)	24,742	1,145,745

		2,143,097
Electric utilities (2.1%)
Atco, Ltd. Class I (Canada)	24,300	1,089,094

CEZ AS (Czech Republic)	31,411	1,292,160

Fortum OYJ (Finland)	26,432	582,545

		2,963,799
Electrical equipment (1.7%)
LS Corp. (South Korea)	7,966	572,946

Mitsubishi Electric Corp. (Japan)	169,000	1,315,136

Prysmian SpA (Italy)	42,866	616,501

		2,504,583
Electronics (2.2%)
Compal Electronics, Inc. (Taiwan)	887,000	1,057,504

Epistar Corp. 144A GDR (Taiwan) F	9,633	125,916

Garmin, Ltd. S	21,800	636,124

Venture Corp., Ltd. (Singapore)	206,000	1,308,261

		3,127,805
Engineering and construction (0.8%)
Vinci SA (France)	27,485	1,133,075

		1,133,075
Financial (1.3%)
Irish Life & Permanent PLC (Ireland) †	103,330	189,695

ORIX Corp. (Japan)	15,330	1,112,453

Woori Finance Holdings Co., Ltd. (South Korea)	46,860	551,933

		1,854,081
Food (2.4%)
Kerry Group PLC Class A (Ireland)	53,274	1,477,421

Toyo Suisan Kaisha, Ltd. (Japan)	81,000	1,925,914

		3,403,335
Insurance (6.3%)
ACE, Ltd.	29,365	1,511,710

Allianz SE (Germany)	8,045	799,755

AXA SA (France)	128,447	1,950,243

China Pacific Insurance Group Co., Ltd. (China) †	62,200	245,205

ING Groep NV (Netherlands) †	99,076	736,430

Prudential PLC (United Kingdom)	169,143	1,269,145

Zurich Financial Services AG (Switzerland)	11,537	2,533,203

		9,045,691
Investment banking/Brokerage (0.5%)
Credit Suisse Group (Switzerland)	17,587	661,170

		661,170
Lodging/Tourism (0.7%)
TUI Travel PLC (United Kingdom)	306,817	952,839

		952,839
Machinery (0.4%)
Lonking Holdings, Ltd. (China)	797,000	528,021

		528,021
Media (0.7%)
WPP PLC (United Kingdom)	105,339	991,678

		991,678
Metals (3.1%)
ArcelorMittal (Luxembourg)	51,366	1,367,699

Eurasian Natural Resources Corp. (United Kingdom)	15,765	200,749

4 Putnam VT International Value Fund

COMMON STOCKS (97.2%)* cont.	Shares	Value

Metals cont.
Rio Tinto PLC (United Kingdom)	24,133	$1,057,222

Teck Resources, Ltd. Class B (Canada) †	32,300	956,587

Xstrata PLC (United Kingdom)	68,251	895,168

		4,477,425
Natural gas utilities (2.1%)
Centrica PLC (United Kingdom)	245,818	1,083,684

GDF Suez (France)	27,486	778,540

Tokyo Gas Co., Ltd. (Japan)	257,000	1,173,910

		3,036,134
Office equipment and supplies (1.1%)
Canon, Inc. (Japan)	41,500	1,545,849

		1,545,849
Oil and gas (8.1%)
BP PLC (United Kingdom)	381,835	1,835,872

Nexen, Inc. (Canada)	82,992	1,634,933

Petroleo Brasileiro SA ADR (Brazil)	43,500	1,492,920

Royal Dutch Shell PLC Class B (United Kingdom)	139,049	3,370,278

StatoilHydro ASA (Norway)	57,028	1,101,366

Technip SA (France)	6,503	370,692

Total SA (France)	40,450	1,802,268

		11,608,329
Pharmaceuticals (6.5%)
Astellas Pharma, Inc. (Japan)	40,800	1,363,223

Fujirebio, Inc. (Japan)	52,500	1,571,404

Novartis AG (Switzerland)	69,952	3,394,767

Roche Holding AG (Switzerland)	16,899	2,321,277

UCB SA (Belgium)	20,902	655,592

		9,306,263
Photography/Imaging (0.4%)
Altek Corp. (Taiwan)	431,000	554,636

		554,636
Real estate (2.4%)
Brookfield Properties Corp. R	91,225	1,283,046

Dexus Property Group (Australia)	704,491	455,204

Japan Retail Fund Investment Corp. (Japan) R	931	1,130,872

Soho China, Ltd. (China)	1,104,000	638,856

		3,507,978
Retail (1.3%)
Grupo Comercial Chedraui SA de CV (Mexico) †	79,585	211,358

Next PLC (United Kingdom)	32,941	975,873

PPR SA (France)	5,181	640,088

		1,827,319
Semiconductor (0.9%)
Tokyo Electron, Ltd. (Japan)	24,500	1,321,892

		1,321,892
Shipping (0.6%)
DP World, Ltd. (United Arab Emirates)	2,031,268	893,758

		893,758
Software (1.0%)
Longtop Financial Technologies Ltd. ADR
(Hong Kong) †	43,521	1,410,080

		1,410,080
Telecommunications (5.0%)
BCE, Inc. (Canada) S	63,300	1,849,662

France Telecom SA (France) S	54,130	935,131

KT Corp. (South Korea)	35,400	1,301,400

Tele2 AB Class B (Sweden)	57,487	860,820

Telecity Group PLC (United Kingdom) †	167,870	1,000,952

Vodafone Group PLC (United Kingdom)	590,077	1,224,120

		7,172,085
Telephone (1.1%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	40,500	1,652,080

		1,652,080

COMMON STOCKS (97.2%)* cont.	Shares	Value

Tobacco (1.0%)
Japan Tobacco, Inc. (Japan)	468	$1,453,621

		1,453,621
Transportation services (1.7%)
ComfortDelgro Corp., Ltd. (Singapore)	912,000	945,635

Deutsche Post AG (Germany)	67,815	984,857

TNT NV (Netherlands)	22,354	564,061

		2,494,553
Trucks and parts (1.5%)
Aisin Seiki Co., Ltd. (Japan)	49,700	1,341,532

Toyoda Gosei Co., Ltd. (Japan)	30,600	757,648

		2,099,180
Water Utilities (0.9%)
Guangdong Investment, Ltd. (China)	2,662,000	1,250,870

		1,250,870
Total common stocks (cost $149,092,840)		$139,281,022

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 4.5s, May 15, 2038 [i]	$226,000	$248,955

U.S. Treasury Notes 4.75s, May 31, 2012 [i]	$107,000	115,961

Total U.S. treasury obligations (cost $364,916)		$364,916

SHORT-TERM INVESTMENTS (4.5%)*	Principal amount/shares	Value

Short-term investments held as collateral for
loaned securities with yields ranging from 0.01%
to 0.10% and due date July, 1, 2010 [d]	4,671,049	$4,671,045

Putnam Money Market Liquidity Fund 0.11% [e]	700,076	700,076

SSgA Prime Money Market Fund 0.12% i,P	50,000	50,000

U.S. Treasury Bills for effective yields ranging
from 0.29% to 0.30%, March 10, 2011	552,000	550,785

U.S. Treasury Bills for effective yields ranging
from 0.23% to 0.24%, December 16, 2010 ##	162,000	161,798

U.S. Treasury Bills for effective yields ranging
from 0.24% to 0.36%, November 18, 2010 ##	208,000	207,679

U.S. Treasury Bills for effective yields ranging
from 0.29% to 0.30%, March 10, 2011	120,000	119,952

Total short-term investments (cost $6,461,473)		$6,461,335

Total investments (cost $155,919,229)		$146,107,273

Key to holding’s abbreviation

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through June 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $143,259,600.

† Non-income-producing security.

##These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

Putnam VT International Value Fund 5

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $367,380 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR and GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

Japan	18.6%	Brazil	1.9%

United Kingdom	17.1	Norway	1.9

France	8.2	Hong Kong	1.6

Canada	8.1	Taiwan	1.2

Switzerland	6.3	Ireland	1.2

Germany	5.9	Belgium	1.0

United States	5.2	Luxembourg	1.0

Singapore	4.3	Netherlands	0.9

South Korea	3.6	Czech Republic	0.9

China	2.8	United Arab Emirates	0.6

Spain	2.5	Sweden	0.6

Italy	1.9	Other	0.8

Australia	1.9	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY
at 6/30/10 (aggregate				Unrealized
face value $44,502,696)		Aggregate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$9,696,015	$9,593,662	7/21/10	$102,353

British Pound	8,816,401	8,645,103	7/21/10	171,298

Canadian Dollar	4,651,329	4,731,694	7/21/10	(80,365)

Danish Krone	1,515,933	1,508,916	7/21/10	7,017

Euro	7,641,378	7,674,522	7/21/10	(33,144)

Hong Kong Dollar	842,819	841,286	7/21/10	1,533

Japanese Yen	4,143,021	3,996,028	7/21/10	146,993

Norwegian Krone	668,979	670,410	7/21/10	(1,431)

Swedish Krona	3,694,457	3,657,686	7/21/10	36,771

Swiss Franc	3,404,594	3,183,389	7/21/10	221,205

Total				$572,230

FORWARD CURRENCY CONTRACTS TO SELL
at 6/30/10 (aggregate				Unrealized
face value $31,796,439)		Aggregate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$2,738,614	$2,693,101	7/21/10	$(45,513)

British Pound	8,350,034	8,178,096	7/21/10	(171,938)

Canadian Dollar	2,482,101	2,525,215	7/21/10	43,114

Euro	6,326,901	6,354,717	7/21/10	27,816

Hong Kong Dollar	632,137	632,120	7/21/10	(17)

Japanese Yen	2,197,613	2,101,720	7/21/10	(95,893)

Norwegian Krone	2,027,472	2,028,147	7/21/10	675

Singapore Dollar	4,480,997	4,425,593	7/21/10	(55,404)

Swedish Krona	799,087	791,478	7/21/10	(7,609)

Swiss Franc	2,208,646	2,066,252	7/21/10	(142,394)

Total				$(447,163)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,535,169	$7,353,492	$—

Capital goods	—	7,810,708	—

Communication services	1,849,662	7,859,625	—

Conglomerates	1,766,115	3,058,914	—

Consumer cyclicals	211,358	12,666,921	—

Consumer staples	—	8,660,331	—

Energy	3,127,853	8,480,476	—

Financial	9,272,111	35,036,271	—

Health care	267,082	9,306,263	—

Technology	2,046,204	6,213,183	125,916

Transportation	893,758	4,488,807	—

Utilities and power	1,089,094	6,161,709	—

Total common stocks	22,058,406	117,096,700	125,916

U.S. Treasury Obligations	—	364,916	—

Short-term investments	750,076	5,711,259	—

Totals by level	$22,808,482	$123,172,875	$125,916

6 Putnam VT International Value Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to buy	—	572,230	—

Forward currency contracts to sell	—	(447,163)	—

Totals by level	$—	$125,067	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund 7

Statement of assets and liabilities
6/30/10 (Unaudited)

Assets

Investment in securities, at value, including $4,451,229 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $155,219,153)	$145,407,197

Affiliated issuers (identified cost $700,076) (Note 6)	700,076

Cash	74,604

Foreign currency (cost $1,021,520) (Note 1)	1,020,557

Dividends, interest and other receivables	534,415

Foreign Tax reclaim	254,330

Receivable for shares of the fund sold	14,717

Receivable for investments sold	2,880,682

Unrealized appreciation on forward currency contracts (Note 1)	799,861

Total assets	151,686,439

Liabilities

Payable for investments purchased	2,340,276

Payable for shares of the fund repurchased	71,466

Payable for compensation of Manager (Note 2)	86,491

Payable for investor servicing fees (Note 2)	7,767

Payable for custodian fees (Note 2)	24,277

Payable for Trustee compensation and expenses (Note 2)	73,573

Payable for administrative services (Note 2)	486

Payable for distribution fees (Note 2)	9,913

Unrealized depreciation on forward currency contracts (Note 1)	674,794

Collateral on securities loaned, at value (Note 1)	4,671,045

Collateral on certain derivative contracts, at value (Note 1)	414,916

Other accrued expenses	51,835

Total liabilities	8,426,839

Net assets	$143,259,600

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$279,626,972

Undistributed net investment income (Note 1)	3,133,289

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(129,808,969)

Net unrealized depreciation of investments and assets and liabilities
in foreign currencies	(9,691,692)

Total — Representing net assets applicable to capital
shares outstanding	$143,259,600

Computation of net asset value Class IA

Net assets	$97,029,506

Number of shares outstanding	13,117,080

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$7.40

Computation of net asset value Class IB

Net assets	$46,230,094

Number of shares outstanding	6,306,525

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$7.33

Statement of operations
Six months ended 6/30/10 (Unaudited)

Investment income

Dividends (net of foreign tax of $325,352)	$2,990,366

Interest (including interest income of $2,053 from investments
in affiliated issuers) (Note 6)	3,270

Securities lending	110,747

Total investment income	3,104,383

Expenses

Compensation of Manager (Note 2)	593,287

Investor servicing fees (Note 2)	84,173

Custodian fees (Note 2)	25,814

Trustee compensation and expenses (Note 2)	7,185

Administrative services (Note 2)	4,641

Distribution fees — Class IB (Note 2)	68,240

Other	59,935

Total expenses	843,275

Expense reduction (Note 2)	(9,921)

Net expenses	833,354

Net investment income	2,271,029

Net realized gain on investments (Notes 1 and 3)	2,954,642

Net realized loss on foreign currency transactions (Note 1)	(2,515,766)

Net unrealized appreciation of assets and liabilities in foreign currencies
during the period	998,998

Net unrealized depreciation of investments and receivable
purchase agreements during the period	(31,472,253)

Net loss on investments	(30,034,379)

Net decrease in net assets resulting from operations	$(27,763,350)

The accompanying notes are an integral part of these financial statements.

8 Putnam VT International Value Fund

Statement of changes in net assets

	Six months ended	Year ended
	6/30/10*	12/31/09

Increase (decrease) in net assets

Operations:

Net investment income	$2,271,029	$4,381,574

Net realized gain (loss) on investments
and foreign currency transactions	438,876	(48,001,370)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	(30,473,255)	81,587,590

Net increase (decrease) in net assets
resulting from operations	(27,763,350)	37,967,794

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(4,038,182)	—

Class IB	(1,811,386)	—

Increase in capital from settlement
payments	—	111,369

Decrease from capital share transactions
(Note 4)	(7,237,188)	(30,920,871)

Total increase (decrease) in net assets	(40,850,106)	7,158,292

Net assets:

Beginning of period	184,109,706	176,951,414

End of period (including undistributed
net investment income of $3,133,289 and
$6,711,828, respectively)	$143,259,600	$184,109,706

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund 9

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a,b]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[c,d]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,c],e	Ratio of net investment income (loss) to average net assets (%)[b]	Portfolio turnover (%)

Class IA

6/30/10†	$9.10	.12	(1.51)	(1.39)	(.31)	—	—	(.31)	—	$7.40	(15.89) *	$97,030	.46 *	1.38 *	27.17 *

12/31/09	7.20	.21	1.69	1.90	—	—	—	—	—[g]	9.10	26.39	124,320.98		2.72	128.23

12/31/08	16.60	.32	(6.74)	(6.42)	(.28)	(2.63)	(.07)	(2.98)	—	7.20	(45.85)	121,743.93		2.87	70.60

12/31/07	19.32	.31	.96	1.27	(.39)	(3.60)	—	(3.99)	—	16.60	7.29	294,274.92		1.74	90.31

12/31/06	15.35	.35	3.85	4.20	(.23)	—	—	(.23)	—	19.32	27.63	325,011.93		2.04	113.24

12/31/05	13.57	.23[f]	1.69	1.92	(.14)	—	—	(.14)	—	15.35	14.33	264,352	1.01	1.68 [f]	74.48

Class IB

6/30/10†	$9.01	.11	(1.50)	(1.39)	(.29)	—	—	(.29)	—	$7.33	(16.02) *	$46,230	.58 *	1.25 *	27.17 *

12/31/09	7.14	.19	1.68	1.87	—	—	—	—	—[g]	9.01	26.19	59,790	1.23	2.47	128.23

12/31/08	16.48	.29	(6.71)	(6.42)	(.23)	(2.63)	(.06)	(2.92)	—	7.14	(46.02)	55,208	1.18	2.62	70.60

12/31/07	19.21	.26	.96	1.22	(.35)	(3.60)	—	(3.95)	—	16.48	7.01	129,084	1.17	1.50	90.31

12/31/06	15.28	.30	3.83	4.13	(.20)	—	—	(.20)	—	19.21	27.22	135,458	1.18	1.75	113.24

12/31/05	13.51	.19[f]	1.70	1.89	(.12)	—	—	(.12)	—	15.28	14.10	102,596	1.26	1.40 [f]	74.48

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

December 31, 2009	0.01%

December 31, 2008	<0.01

December 31, 2007	0.03

December 31, 2006	0.10

December 31, 2005	<0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the SEC) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

g Reflects a non-recurring reimbursement pursuant to a settlement between General American Life Insurance Company and the SEC, which amounted to less than $0.01 per share for the year ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT International Value Fund

Notes to financial statements 6/30/10 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT International Value Fund, formerly known as Putnam VT International Growth and Income Fund (the fund), is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund invests primarily in common stocks that offer potential for current income.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from January 1, 2010 through June 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2010, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable

Putnam VT International Value Fund 11

to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $149,100,000 on forward currency contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $347,476 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $109,081.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $4,451,229. The fund received cash collateral of $4,671,045 which is pooled with collateral of other Putnam funds into the following issues of short-term investments:

Repurchase agreements

Banc of America Securities, LLC, effective yield 0.02%, due July 1, 2010
Banc of America Securities, LLC, effective yield 0.10%, due July 1, 2010
Credit Suisse Securities (USA), LLC, effective yield 0.01%, due July 1, 2010
Deutsche Bank AG, effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.04%, due July 1, 2010
Goldman Sachs & Co., effective yield 0.01%, due July 1, 2010
UBS Securities, LLC, effective yield 0.10%, due July 1, 2010

Time deposits

Deutsche Bank AG, effective yield 0.02%, due July 1, 2010

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2009 the fund had a capital loss carryover of $124,687,771 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$76,330,210	12/31/16

48,357,561	12/31/17

The aggregate identified cost on a tax basis is $160,942,269, resulting in gross unrealized appreciation and depreciation of $4,652,348 and $19,487,344, respectively, or net unrealized depreciation of $14,834,996.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 37.75% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.85% of the first $5 billion, 0.80% of the next $5 billion, 0.75% of the next $10 billion, 0.70% of the next $10 billion, 0.65% of the next $50 billion, 0.63% of the next $50 billion, 0.62% of the next $100 billion and 0.615% of any excess thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable

12 Putnam VT International Value Fund

purchase agreement (Agreement) with another registered investment company (the Purchaser) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $633,668 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $196,963 (exclusive of the initial payment) from the Purchaser in accordance with the terms of the Agreement.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $40 under the expense offset arrangements and by $9,881 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $126, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $44,311,098 and $56,205,177, respectively. There were no purchases or sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

			Class IA shares				Class IB shares
	Six months ended 6/30/10		Year ended 12/31/09		Six months ended 6/30/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	97,138	$809,174	196,235	$1,440,045	153,792	$1,303,581	504,452	$3,681,449

Shares issued in connection with
reinvestment of distributions	453,728	4,038,182	—	—	205,140	1,811,386	—	—

	550,866	4,847,356	196,235	1,440,045	358,932	3,114,967	504,452	3,681,449

Shares repurchased	(1,098,506)	(9,380,107)	(3,448,355)	(24,537,995)	(689,210)	(5,819,404)	(1,595,478)	(11,504,370)

Net decrease	(547,640)	$(4,532,751)	(3,252,120)	$(23,097,950)	(330,278)	$(2,704,437)	(1,091,026)	$(7,822,921)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$799,861	Payables	$674,794

Total		$799,861		$674,794

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments	Forward currency
under ASC 815	contracts	Total

Foreign exchange contracts	$1,008,063	$1,008,063

Total	$1,008,063	$1,008,063

Putnam VT International Value Fund 13

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments	Forward currency
under ASC 815	contracts	Total

Foreign exchange contracts	$(2,452,410)	$(2,452,410)

Total	$(2,452,410)	$(2,452,410)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,053 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $23,200,426 and $26,637,467, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

14 Putnam VT International Value Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract with respect to your fund among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 19th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and

Putnam VT International Value Fund 15

in the 41st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 4th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class  A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Value Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	Three-year period	Five-year period

81st	80th	66th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 61, 52 and 45 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s 4th quartile performance for the one-year and three-year periods ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance as well as any actions taken by Putnam Management intended to improve performance, including that in January 2010, a new portfolio manager took over sole responsibility

16 Putnam VT International Value Fund

for managing the fund’s investments. The Trustees also considered that Putnam Management has taken the following actions:

• Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarified its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthened its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Putnam VT International Value Fund 17

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18 Putnam VT International Value Fund

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Putnam VT International Value Fund 19

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20 Putnam VT International Value Fund

Investment Manager	Marketing Services	Trustees
Putnam Investment Management, LLC	Putnam Retail Management	John A. Hill, Chairman
One Post Office Square	One Post Office Square	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	Boston, MA 02109	Ravi Akhoury
Barbara M. Baumann
Investment Sub-Manager	Investor Servicing Agent	Charles B. Curtis
Putnam Investments Limited	Putnam Investor Services, Inc.	Robert J. Darretta
57–59 St James’s Street	Mailing address:	Myra R. Drucker
London, England SW1A 1LD	P.O. Box 8383	Paul L. Joskow
	Boston, MA 02266-8383	Kenneth R. Leibler
Investment Sub-Advisor	1-800-225-1581	Robert E. Patterson
The Putnam Advisory Company, LLC		George Putnam, III
One Post Office Square	Custodian	Robert L. Reynolds
Boston, MA 02109	State Street Bank and Trust Company	W. Thomas Stephens
Richard B. Worley
Legal Counsel
Ropes & Gray LLP

Putnam VT International Value Fund 21

This report has been prepared for the shareholders	H314
of Putnam VT International Value Fund.	262422 8/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: August 27, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 27, 2010